Listing Report:Supplement No. 2 dated Dec 16, 2011 to Prospectus dated Dec 15, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Dec 15, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Dec 15, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 534784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$450.03

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1991	Debt/Income ratio:	35%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,229	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	community-admiral	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-759 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2010)
Principal balance:	$10,717.81	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
A new yard for the new year!
I plan on using this loan to update the landscaping in my yard and other minor improvements to my home. I had to have a new water well put in this fall, and in the process the front yard and landscaping took a beating.

With this loan I also plan on paying off a smaller high interest loan at a large national bank

I do have a good income, and with paying off the other loan, I will decreasing my monthly expense, while only extending the payoff one year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$642.91

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1994	Debt/Income ratio:	33%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,221	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	makenosmallplans	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	760-779 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2009) 760-779 (Oct-2007)
Principal balance:	$2,816.92	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
Screw the Big Banks!!!
Purpose of loan:
This loan will be used to...
Consolidate my debt and have a set end date for being debt free. I have debt mostly from helping my mother with medical bills during an illness she had several years ago that I put on credit cards. I would rather have a loan so that I can have an end date for paying the whole thing off once and for all. I also don?t like my money going to the big banks and would rather it want individual investors. My financial situation: I am a good candidate for this loan because...
I have a very secure federal government job in which I check backgrounds of government workers. The only debt I have is credit card and a mortgage for a house that I rent to two college professors. I clear about $250per month by renting the house. My job is in another state. I would like to eventually start a small business but I would like to eliminate this debt before I go down that road. Please feel free to ask me any questions ? I?m happy to answer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$176.30

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-2005	Debt/Income ratio:	20%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,529	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	brightest-joyous-currency	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Consoladate debt
This loan will be used to... Pay off credit card and motorcycle loan.

My financial situation:
I am a good candidate for this loan because... All my bills are always paid on time. My wife and I are securely employed and are just trying to reduce interest on debt.

Monthly net income: $5,000 aprox
Monthly expenses: $800 aprox
Housing: $1,000 aprox
Insurance: $150.00 a month
Car expenses: $1,000
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: included in "monthly expenses"
Clothing, household expenses: included in "monthly expenses"
Credit cards and other loans: $100.00 mo
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$494.93

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1999	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 4	Length of status:	3y 3m
Amount delinquent:	$15,470	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$222	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	TheShadow7478	Borrower's state:	NewJersey	Borrower's group:	nyccashflow
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debts for faster payoff
Purpose of loan:
This loan will consolidate my girlfriend's debts for faster payoff and more monthly cashflow. 3 years ago She had surgery and was out of work for 4 months. She fell behind, and several small bills went into collections.

Right now she is working to rebuild her financial strength, this will allow it to happen faster. She has had no late payments on her car or anything in the last 18 months. She has a steady job for a military contractor and is going to school at night.

My financial situation:
I am a good candidate for this loan because I will assist her if she does fall behind. I am on disability and receive a steady check from them and also work part time in a casino (where most of my income is from tips). I have rebuilt my financial history in order to get closer to buying my first house. I have put a lot of effort into fixing my debt, and do not intend on ruining it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.95%
Term:	12 months

Lender yield:	10.13%	Borrower rate/APR:	11.13% / 18.84%	Monthly payment:	$176.88

Lender servicing fee:	1.00%	Effective Yield*:	9.97%
		Estimated return*:	4.02%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1999	Debt/Income ratio:	11%
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,767	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	exact-principal220	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prevent a fire - Fix my wiring!
Purpose of loan: pay for an electrician to fix my kitchen wiring
This loan will be used to... upgrade electrical service so kitchen can be wired properly and safely

My financial situation: stable middle-class
I am a good candidate for this loan because... I have an extremely stable employment history (8+ years at same company and location) at a fortune 500 company.

Monthly net income: $ 4000
Monthly expenses: $ 3600
Housing: $ 1800
Insurance: $ 50
Car expenses: $ 50
Utilities: $ 100
Phone, cable, internet: $ 50
Food, entertainment: $ 500
Clothing, household expenses: $ 150
Credit cards and other loans: $ 200
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	20.21%	Borrower rate/APR:	21.21% / 24.98%	Monthly payment:	$94.46

Lender servicing fee:	1.00%	Effective Yield*:	19.74%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,273	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	loyalgain	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2010) 660-679 (Apr-2010) 660-679 (Mar-2010) 600-619 (Oct-2007)
Principal balance:	$1,403.09	31+ days late:	0 ( 0% )
Total payments billed:	48
Description
Credit Card Consolidation
Purpose of loan:
Will be used to pay off a HIGH interest Credit Card, I would rather pay the loan amount and interest to lenders on Prosper.

My financial situation:
I am a good candidate for this loan because this is my Third Prosper Loan, first one is paid off without a hitch on time every time, 2nd one is always current.. a few years back we filed bankruptcy and you'll notice have worked hard on re-building our credit. We take our finances seriously and this loan will be used to better our credit standing because it's being used to pay off a higher interest credit card.

Our Monthly Income is a little over $4,500
Our Mortgage is $1100
Our Car is $350
Utilities $300

Loan is for putting us in a better place in the way of interest, the payments are already in our budget and are being paid on time to the CC company, I would simply rather pay you here on Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$528.91

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1984	Debt/Income ratio:	13%
Credit score:	720-739 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	15y 9m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,731	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	funds-pumpkin	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	29.58%	Borrower rate/APR:	30.58% / 34.58%	Monthly payment:	$171.08

Lender servicing fee:	1.00%	Effective Yield*:	28.22%
		Estimated return*:	13.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1994	Debt/Income ratio:	46%
Credit score:	780-799 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,824	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	kindness-synapse3	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting new business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$193.93

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1999	Debt/Income ratio:	9%
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,198	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	power-acrobat6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$86.30

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	influential-dedication978	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan: planning to help start a local daycare
This loan will be used to...For building maintanence

My financial situation: stable
I am a good candidate for this loan because...Mainly because
I'm striving to make a better life for my family..And my credit speaks foritself.

Monthly net income: $1700
Monthly expenses: $700
Housing: $300
Insurance: $158.00
Car expenses: $438.00
Utilities: $0
Phone, cable, internet: $120.00
Food, entertainment: $150.00
Clothing, household expenses: $200.00
Credit cards and other loans: $0
Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	29.73%	Borrower rate/APR:	30.73% / 34.73%	Monthly payment:	$235.69

Lender servicing fee:	1.00%	Effective Yield*:	28.37%
		Estimated return*:	13.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1999	Debt/Income ratio:	13%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 15	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,752	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	diplomatic-liberty314	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 50% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	1 ( 50% )	680-699 (Sep-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
improvements
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

I have stable income and very responsible
Monthly net income: $5000
Monthly expenses: $500
Housing: $1300
Insurance: $40
Car expenses: $0
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $150
Clothing, household expenses: $20
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	14.90%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$171.23

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-2001	Debt/Income ratio:	23%
Credit score:	600-619 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	9	Current / open credit lines:	13 / 9	Length of status:	3y 2m
Amount delinquent:	$258	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,084	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	meow-money	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,600.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Audio Equipment Purchase
Purpose of loan:
This loan will be used to purchase brand new Pioneer Mixer and CDJs with a 3 year accidental damage warranty.

My financial situation:
I am a good candidate for this loan because I will be renting this equipment for weekly event. Being able to cover more than the monthly payment each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$258.82

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1985	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	8y 5m
Amount delinquent:	$123	Total credit lines:	13	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,559	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	Monique2004	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$528.91

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1999	Debt/Income ratio:	6%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$194,846	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	coyote6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt consolidation
This loan will be used to consolidate 3 personal loans

My financial situation: Excellent; I am a full-time physician at a major hospital, and additionally do consulting work at a university after-hours

I am a good candidate for this loan because I have excellent credit, a secure, professional occupation, and am extremely dependable.

Monthly net income: $15,000
Monthly expenses: $5,000
Housing: $ 2,400
Insurance: $ 400
Car expenses: $100
Utilities: $ 300
Phone, cable, internet: $ 160
Food, entertainment: $1000
Clothing, household expenses: $160
Credit cards and other loans: n/a
Other expenses: n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$199.09

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1997	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	7 / 7	Length of status:	4y 10m
Amount delinquent:	$632	Total credit lines:	19	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$9,727	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	tamionceo	Borrower's state:	Connecticut	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Funds To Expand Business
Purpose of loan: Scale Up Bsuiness, based on Testing Results
This loan will be used to increase budget on Google Ads after successful testing. We can consistantly return 2.5 times ad costs.
We sell leads to service providers at $5 to $50 each.
Signed up over 300 service providers, such as home improvement, siding, roofing contractors, and auto dealers.
Need funds to hit target by end of 2012 that 5 potential investors need to see $20K/month revenues, over 4 months prior to investing.
I work 50 hours per week during the evenings and weekends, in addition to my full time 40 hours per week day time job.

My financial situation:
I am a good candidate for this loan. My credit score is over 740 on Trans Union and 710 on Equifax.

I watch every penny and stretch every dollar to make this business an extreme success.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$164.98

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1979	Debt/Income ratio:	28%
Credit score:	780-799 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	23y 5m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,763	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	unassailable-currency8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personnel loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$659.90

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1974	Debt/Income ratio:	7%
Credit score:	820-839 (Dec-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	21y 4m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,105	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	jaunt83	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
small busniess for famiky
Purpose of loan:
This loan will be used to...To finally share with the great ideas

My financial situation:
I am a good candidate for this loan because...
I have had them before and has be successesfull!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$358.36

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2000	Debt/Income ratio:	5%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	red-joyful-point9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Use
Purpose of loan:
This loan will be used to...expand my medical business.

My financial situation:
I am a good candidate for this loan because... the medical field is expanding every year and is a billion dollar business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	20.51%	Borrower rate/APR:	21.51% / 23.48%	Monthly payment:	$232.40

Lender servicing fee:	1.00%	Effective Yield*:	20.15%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2000	Debt/Income ratio:	14%
Credit score:	720-739 (Dec-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,869	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	deal-outpost2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expenses
Purpose of loan:
This loan will be used to finance medical expenses.

My financial situation:
I am a good candidate for this loan because. I pay my bills on time, and I am planning on paying this loan off early. .

Monthly net income: $ 3500
Monthly expenses: $
Housing: $ 840
Insurance: $ 85
Car expenses: $ 420
Utilities: $ 300
Phone, cable, internet: $ 150
Food, entertainment: $ 300
Clothing, household expenses: $ 100
Credit cards and other loans: $ 200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	29.58%	Borrower rate/APR:	30.58% / 34.58%	Monthly payment:	$85.54

Lender servicing fee:	1.00%	Effective Yield*:	28.22%
		Estimated return*:	13.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	cognizant-auction824	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loans for debt consolidation
Purpose of loan: to pay the bills
This loan will be used to...pay off bills

My financial situation:
I am a good candidate for this loan because...I am a good worker with good credit scores

Monthly net income: $1600.00
Monthly expenses: $300.00
Housing: $950.00
Insurance: $50/mth
Car expenses: $50
Utilities: 150.00
Phone, cable, internet: $115.00
Food, entertainment: $150.00
Clothing, household expenses: $50.00
Credit cards and other loans: $0
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.00%
Term:	60 months

Lender yield:	13.65%	Borrower rate/APR:	14.65% / 16.49%	Monthly payment:	$472.13

Lender servicing fee:	1.00%	Effective Yield*:	13.60%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1983	Debt/Income ratio:	22%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,772	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	Veteran80	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	780-799 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Business Expansion
Purpose of loan:
This loan will be used to fund business expansion

My financial situation:
I am a good candidate for this loan because I have great credit history, I repay my loans, and am a second time user after repaying an initial $12000 loan in 2007.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,750	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$742.39

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1999	Debt/Income ratio:	13%
Credit score:	800-819 (Dec-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,163	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	coin-accruer370	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$22,500 - home improvement loan
Purpose of loan: Home improvement
This loan will be used to... replace flooring and appliances in a foreclosed home that I purchase late last year.

My financial situation: good - $150,000 annual salary plus bonus, plus equity position with a 24 month liquiduty plan.
I am a good candidate for this loan because... I have always paid my debts on time and normally pay off debts early.

I recently changed employers for a larger opportunity which provides an equity position with the company. I have been in the same industry for 20 years and never been unemployed.

Thank you for you consideration,
Sam
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$378.27

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1998	Debt/Income ratio:	26%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,824	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	tremendous-commerce0	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a new business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$172.60

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	18y 4m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,856	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	top-point-wind	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basement remodel
No description is available.
Information in the Description is not verified.